UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report: (Date of earliest event reported) November 15, 2017

                           UNITED CANNABIS CORPORATION
                  -------------------------------------------
               (Exact name of registrant as specified in charter)

                                    Colorado
                ------------------------------------------------
         (State or other Jurisdiction of Incorporation or Organization)

                              301 Commercial Rd., Unit D
      000-54582                    Golden, CO 80401               46-5221947
-----------------------   -----------------------------------  -----------------
   (Commission File        (Address of Principal Executive       (IRS Employer
       Number)                         Offices                  Identification
                                    and Zip Code)                   Number)

                                 (844) 278-2420
                  -------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
              ----------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
    (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On December 28, 2016, we entered into an Investment Agreement with Tangiers Global, LLC in order to establish a possible source of funding for our operations.

     Under the Investment Agreement Tangiers has agreed to provide us with up to $10,000,000 of funding during the period ending April 27, 2020

     On November 15, 2017 we amended our agreement with Tangiers such that the maximum amount that we will be entitled to sell to Tangiers with respect to any applicable Put Notice will be equal to 350% of the average of the daily trading volume of our common stock for the ten consecutive trading days immediately prior to the delivery of the Put Notice, so long as the dollar value of the shares we sell is at least $5,000 and does not exceed $600,000 as calculated by multiplying the number of shares specified in the Put Notice by the average daily value weighted average price of our common stock for the ten trading days prior to the delivery of a Put Notice. We may not submit a Put Notice until after the closing of the sale of the shares specified in any previous Put Notice or earlier than the eighth trading day immediately following the delivery of any Put Notice.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     UNITED CANNABIS CORPORATION


Dated:  November 21, 2017            By:  /s/ John Walsh
                                          ------------------------------
                                          John Walsh
                                          Principal Financial Office














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